UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): October 26, 2023

Linde plc
(Exact name of registrant as specified in its charter)

Ireland	001-38730	98-1448883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Riverview Dr. Danbury, Connecticut United States 06810	Forge 43 Church Street West Woking, Surrey GU21 6HT United Kingdom

(Address of principal executive offices) (Zip Code)

+44 1483 242200

(Registrant’s telephone numbers, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares (€0.001 nominal value per share)	LIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 Results of Operations and Financial Condition

On October 26, 2023, Linde plc (the “Company”) issued a press release setting forth Linde plc’s results of operations for the quarter ended September 30, 2023.  A copy of Linde plc’s press release is furnished herewith as Exhibit 99.1 and is hereby incorporated by reference in this Item 2.02.

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 26, 2023, the Company, acting pursuant to authorization from its Board of Directors, notified the New York Stock Exchange (the “NYSE”) of the Company’s intention to voluntarily withdraw the listing of its Ordinary Shares (€0.001 nominal value per share) (the “Ordinary Shares”) from the NYSE and transfer the listing to The Nasdaq Stock Market LLC (“Nasdaq”), effective November 7, 2023. The Company expects that the listing and trading of its Ordinary Shares on the NYSE will end at market close on November 6, 2023, and that trading will begin on Nasdaq at market open on November 7, 2023. The Ordinary Shares have been approved for listing on Nasdaq, where they will continue to trade under the symbol “LIN.”

ITEM 7.01 Regulation FD Disclosure

The Company’s press release, furnished herewith as Exhibit 99.1, sets forth information about the transfer of the listing of the Ordinary Shares to Nasdaq.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith pursuant to Item 2.02 and Item 7.01 hereof:

Exhibit No.	Description

99.1	Press Release dated October 26, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDE PLC

By:	/s/ Kelcey E. Hoyt
Name:	Kelcey E. Hoyt
Title:	Principal Accounting Officer

Date: October 26, 2023

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